Exhibit 3.24

TWENTY-SECOND AMENDMENT OF TWENTY-SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twenty-Second Amended and Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)
The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)
The partnership filed the Twenty-Second Amended and Restated Certificate of Limited Partnership with the Missouri Secretary of State on March 18, 2022.

(3)
The Twenty-Second Amended and Restated Certificate of Limited Partnership is hereby amended to reflect the general partner withdrawals and admissions attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the withdrawals and admissions of said partners, the number of general partners is 610.

In affirmation thereof, the facts stated above are true.

Dated: January 25, 2024

General Partner:

By /s/ Penny Pennington .

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:
Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Anderson, Jill	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Andrew J. Minehart Revocable Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Blair, Micah Kevin	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Bolton, Wayne John	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Boora, James	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Brockman, Leland Jay	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Callaghan, Maximilian C	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Callery, Brian	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Chandler Jr, Billy Eugene	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Christopher R Hardt Revocable Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Clark, Katrine	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Craig and Elizabeth Rosen Revocable Joint Trust Agreement	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Craig and Stephanie Miyamoto Family Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
David B & Monique M Bonkowski Living Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
David Lee Reifschneider Revocable Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Dawes, John	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Dean J. Landsman and Linda C. Landsman Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
DeJesus, Roberto	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Felske-Jackman, Ann	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Hebdon, Michael S.	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Howlett, Brad Wells	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Jack, Thomas W	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Jackson, Robert Edward	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
James D and Sandra A Jansen Revocable Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Jensen, Ross F	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Kemezis, Christopher Charles	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Kruse, Cristopher Stephen	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Leary, John Edward	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
McCannon, Mark Ashley	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Meno, John Vandezicht	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Meyer, Jonathan	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Nutford, Marc	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
O'Brien Sr, Michael Yarrow	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Otto, Richard T	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Pascucci, Daniel Joseph	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Poler, Steven Philip	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Price, Michael David	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Renk, Kimberly Kay	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Schnell, Paul Arvid	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Schopp, Wendy D	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Scott Family Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
The L P Revocable Living Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
The Mathew J and Allison R Ladendecker Liv Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
The McManus Family Revocable Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
The Nasheed Anwar and Zehra Anwar Revocable Living Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Thompson, Kristie Sue	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Timothy James Ney Revocable Trust	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Westfall, John A	12/31/2023	12555 Manchester Road	St. Louis, MO 63131
Whalley, Casey John	1/1/2024	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Admitted General Partners:
Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Abbott Living Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Anselmo, Robert	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Bennett, Jason Joel	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Bernadt, Jeffrey John	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Bethanie L. Keim Living Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Bolton Family Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Bryan and Amy Anderson Family Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Bugala, Julie Ann	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Casey J. Whalley Revocable Living Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Choate, Christopher Wayne	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Cronley, Thomas Joseph	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Damiano, Gabriella Teresa	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
David Lance Chapman and Michelle Chapman Family Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Dwyer, Kevin Michael	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Eaker, Robert Todd	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Edgar, Matthew Eric	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Edwards, Sarah Lynn	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Falcon, Josue Roche	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Fiebelkorn, James	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Gibson, Grant David	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Gumbs, Keir Devon	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Gumper, Tony Joseph	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Hamaker, Elizabeth Lenie	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Howard, Scott Andrew	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
John M. Fox and Melissa D. Fox Joint Revocable Living Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Jonathan Meyer Revocable Living Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Keister, Sarah Christine Gibson	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Kranz, Cheryl Lee	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Krenos, Adriane Patricia	1/1/2024	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Lake, Helen Rice	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Leech Revocable Trust Dated August 18, 2015	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Lichty, Tove Catherine	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Littlemore, Ryan	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Mahajan, Anisha	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Malley, Christian Paul	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Marshall, Scott Douglas	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
McCabe, Michael Joseph	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
McConnachie, Stuart	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
McCooey, Kristen Lee	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
McElhaney Jr, Jeffrey Alan	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Meno, Geoffrey Vanderzicht	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Moses, Margaret Millin	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Nelson, Erik Christian	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Newton, Derick Troy	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
O'Malley, David Peter	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Park, Bonnie Christine	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Pritchett, Lindsay	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Puzniak, Mieka Nicole	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Reif-Caplan, Jessica	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Robertson, Lauren	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Sarah R. Nikle Living Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Schneck, Eric Lawrence	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Spriggs, Emily Jo	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Springman, Daniel Lee	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Swanson, Kelly Nicole	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Swoboda, William Rodney	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
The Dwyer Joint Living Trust	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Turner, Lindsay Sharon	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Warrener, Ronda Lee	1/1/2024	12555 Manchester Road	St. Louis, MO 63131
Wilson, Michael Brett	1/1/2024	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amendment of Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.